Financial Supplement

Financial Information
as of June 30, 2007
(UNAUDITED)

The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only. It should be read in conjunction with documents filed with the SEC by Platinum Underwriters Holdings, Ltd., including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Our Investors Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
June 30, 2007

Address:
Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda

Investor Information:
Lily Outerbridge
Vice President, Director of Investor Relations
Tel:  (441) 298-0760
Fax:  (441) 296-0528
Email: louterbridge@platinumre.com

Website:
www.platinumre.com

Publicly Traded Equity Securities:
Common Shares (NYSE:  PTP)
 Preferred Shares (NYSE:  PTP.A)

Note on Non-GAAP Financial Measures:
In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss, related underwriting ratios and fully converted book value per common share, are referred to as non-GAAP. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures, which are used to monitor the results of operations, assist in understanding the Company.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures such as income or loss before income tax expense or benefit and total shareholders’ equity are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forwarding-Looking Statements:
Management believes certain statements in this financial supplement may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "may," "should," "estimate," "expect," "anticipate," "intend," "believe," "predict," "potential," or words of similar import.  Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and risks, many of which are subject to change.  These uncertainties and risks include, but are not limited to, conducting operations in a competitive environment; our ability to maintain our A.M. Best Company, Inc. rating; significant weather-related or other natural or man-made disasters over which the Company has no control; the effectiveness of our loss limitation methods and pricing models; the adequacy of the Company's liability for unpaid losses and loss adjustment expenses; the availability of retrocessional reinsurance on acceptable terms; our ability to maintain our business relationships with reinsurance brokers; general political and economic conditions, including the effects of civil unrest, acts of terrorism, war or a prolonged U.S. or global economic downturn or recession; the cyclicality of the property and casualty reinsurance business; market volatility and interest rate and currency exchange rate fluctuation; tax, regulatory or legal restrictions or limitations applicable to the Company or the property and casualty reinsurance business generally; and changes in the Company's plans, strategies, objectives, expectations or intentions, which may happen at any time at the Company's discretion.  As a consequence, current plans, anticipated actions and future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of the Company.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation  to release publicly the results of any future revisions or updates we may make to forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

Platinum Underwriters Holdings, Ltd.
Table of Contents
June 30, 2007

Section:	Page:
Balance Sheet:
a. Condensed Consolidated Balance Sheets	3

Statements of Operations:
a. Consolidated Statements of Operations and Comprehensive Income - Summary	4
b. Consolidated Statements of Operations and Comprehensive Income - by Quarter	5

Earnings and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings Per Common Share - Summary	6
b. Computation of Basic and Diluted Earnings Per Common Share - by Quarter	7
c. Fully Converted Book Value Per Common Share	8

Cash Flow Statement:
a. Condensed Statements of Cash Flows - Summary	9
b. Condensed Statements of Cash Flows - by Quarter	10

Segment Data:
a. Segment Reporting - Three Month Summary	11
b. Segment Reporting - Six Month Summary	12
c. Property and Marine Segment - by Quarter	13
d. Casualty Segment - by Quarter	14
e. Finite Risk Segment - by Quarter	15

Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	16
b. Premiums by Line of Business - Three Month Summary	17
c. Premiums by Line of Business - Six Month Summary	18

Other Company Data:
a. Key Ratios, Share Data, Ratings	19

Investments:
a. Investment Portfolio	20
b. Net Realized Gains (Losses) on Investments - by Country	21

Loss Reserves:
a. Analysis of Losses and LAE	22
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions	23

Exposures:
a. Estimated Exposures to Peak Zone Property Catastrophe Losses	24

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
June 30, 2007
(amounts in thousands, except per share amounts)

	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006

Assets
Investments	$3,485,673	3,563,152	3,350,162	3,367,474	$3,224,454
Cash, cash equivalents and short-term investments	927,324	811,951	878,775	815,825	786,406
Reinsurance premiums receivable	336,865	364,173	377,183	385,052	401,746
Accrued investment income	35,714	32,597	32,682	30,356	32,489
Reinsurance balances (prepaid and recoverable)	43,877	57,069	67,636	79,639	97,823
Deferred acquisition costs	83,078	84,538	82,610	90,195	98,532
Funds held by ceding companies	227,507	235,319	238,499	249,359	250,077
Other assets	58,544	53,162	66,020	48,885	61,354

Total assets	$5,198,582	5,201,961	5,093,567	5,066,785	$4,952,881

Liabilities
Unpaid losses and loss adjustment expenses	$2,393,672	2,411,319	2,368,482	2,358,801	$2,343,605
Unearned premiums	354,918	361,147	349,792	399,524	449,672
Debt obligations	292,840	292,840	292,840	292,840	292,840
Commissions payable	118,805	134,749	140,835	143,672	141,823
Other liabilities	47,321	64,623	83,557	98,420	86,110
Total liabilities	3,207,556	3,264,678	3,235,506	3,293,257	3,314,050

Total shareholders' equity	1,991,026	1,937,283	1,858,061	1,773,528	1,638,831

Total liabilities and shareholders' equity	$5,198,582	5,201,961	5,093,567	5,066,785	$4,952,881

Book value per common share (a)	$30.35	29.58	28.33	26.93	$24.71

(a) Book value per common share is based on shareholders' equity, excluding capital attributable to preferred shares, and actual common shares outstanding including unvested restricted common shares.  Unvested restricted common shares were as follows:
June 30, 2007 - 81,759; March 31, 2007 - 81,759; December 31, 2006 -  86,937; September 30, 2006 - 93,080; June 30, 2006 - 97,252

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006

Revenue
Net premiums earned	$295,918	337,065	580,766	$681,366
Net investment income	54,684	45,348	106,383	88,863
Net realized gains (losses) on investments	(1,639)	14	(1,657)	79
Other expense	(2,206)	(2,324)	(2,986)	(3,641)

Total revenue	346,757	380,103	682,506	766,667

Expenses
Net losses and LAE	164,431	187,464	346,344	394,238
Net acquisition expenses	56,827	76,052	104,947	145,291
Other underwriting expenses	17,617	17,713	35,396	35,001
Corporate expenses	8,491	5,679	13,918	11,379
Net foreign currency exchange gains	(1,416)	(414)	(1,458)	(689)
Interest expense	5,456	5,450	10,911	10,900

Total expenses	251,406	291,944	510,058	596,120

Income before income tax expense	95,351	88,159	172,448	170,547

Income tax expense	4,701	6,411	8,965	11,763

Net income	90,650	81,748	163,483	158,784

Preferred dividends	2,602	2,602	5,204	5,178

Net income attributable to common shareholders	$88,048	79,146	158,279	$153,606

Basic
Weighted average common shares outstanding	60,061	59,224	59,891	59,161
Basic earnings per common share	$1.47	1.34	2.64	$2.60

Diluted
Adjusted weighted average common shares outstanding	67,857	65,725	67,578	66,223
Diluted earnings per common share	$1.34	1.24	2.42	$2.40

Comprehensive income
Net income	$90,650	81,748	163,483	$158,784
Other comprehensive income (loss), net of deferred taxes	(32,926)	(24,409)	(23,541)	(59,720)
Comprehensive income	$57,724	57,339	139,942	$99,064

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income - by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006

Revenue
Net premiums earned	$295,918	284,848	315,726	339,609	$337,065
Net investment income	54,684	51,699	50,822	48,302	45,348
Net realized gains (losses) on investments	(1,639)	(18)	1,068	(57)	14
Other income (expense)	(2,206)	(780)	(945)	1,714	(2,324)

Total revenue	346,757	335,749	366,671	389,568	380,103

Expenses
Net losses and LAE	164,431	181,913	174,936	191,428	187,464
Net acquisition expenses	56,827	48,120	65,638	74,994	76,052
Other underwriting expenses	17,617	17,779	16,232	20,063	17,713
Corporate expenses	8,491	5,427	7,530	5,285	5,679
Net foreign currency exchange (gains) losses	(1,416)	(42)	(277)	228	(414)
Interest expense	5,456	5,455	5,453	5,452	5,450

Total expenses	251,406	258,652	269,512	297,450	291,944

Income before income tax expense	95,351	77,097	97,159	92,118	88,159

Income tax expense	4,701	4,264	11,209	7,195	6,411

Net income	90,650	72,833	85,950	84,923	81,748

Preferred dividends	2,602	2,602	2,602	2,602	2,602

Net income attributable to common shareholders	$88,048	70,231	83,348	82,321	$79,146

Basic
Weighted average common shares outstanding	60,061	59,718	59,621	59,537	59,224
Basic earnings per common share	$1.47	1.18	1.40	1.38	$1.34

Diluted
Adjusted weighted average common shares outstanding	67,857	67,257	67,091	66,520	65,725
Diluted earnings per common share	$1.34	1.08	1.28	1.28	$1.24

Comprehensive income
Net income	$90,650	72,833	85,950	84,923	$81,748
Other comprehensive income (loss), net of deferred taxes	(32,926)	9,385	2,208	53,941	(24,409)
Comprehensive income	$57,724	82,218	88,158	138,864	$57,339

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006

Earnings
Basic
Net income attributable to common shareholders	$88,048	79,146	158,279	$153,606

Diluted
Net income attributable to common shareholders	88,048	79,146	158,279	153,606
Effect of dilutive securities:
Preferred share dividends	2,602	2,602	5,204	5,178

Adjusted net income for diluted earnings per share	$90,650	81,748	163,483	$158,784

Common Shares
Basic
Weighted average common shares outstanding	60,061	59,224	59,891	59,161

Diluted
Weighted average common shares outstanding	60,061	59,224	59,891	59,161
Effect of dilutive securities:
Conversion of preferred shares	5,086	5,750	5,315	5,750
Common share options	2,526	692	2,200	1,245
Restricted common shares and common share units	184	59	172	67

Adjusted weighted average common shares outstanding	67,857	65,725	67,578	66,223

Earnings Per Common Share
Basic earnings per common share	$1.47	1.34	2.64	$2.60

Diluted earnings per common share	$1.34	1.24	2.42	$2.40

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share - by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006

Earnings
Basic
Net income attributable to common shareholders	$88,048	70,231	83,348	82,321	$79,146

Diluted
Net income attributable to common shareholders	88,048	70,231	83,348	82,321	79,146
Effect of dilutive securities:
Preferred share dividends	2,602	2,602	2,602	2,602	2,602

Adjusted net income for diluted earnings per share	$90,650	72,833	85,950	84,923	$81,748

Common Shares
Basic
Weighted average common shares outstanding	60,061	59,718	59,621	59,537	59,224

Diluted
Weighted average common shares outstanding	60,061	59,718	59,621	59,537	59,224
Effect of dilutive securities:
Conversion of preferred shares	5,086	5,574	5,673	5,750	5,750
Common share options	2,526	1,816	1,666	1,151	692
Restricted common shares and common share units	184	149	131	82	59

Adjusted weighted average common shares outstanding	67,857	67,257	67,091	66,520	65,725

Earnings Per Common Share
Basic earnings per common share	$1.47	1.18	1.40	1.38	$1.34

Diluted earnings per common share	$1.34	1.08	1.28	1.28	$1.24

Platinum Underwriters Holdings, Ltd.
Fully Converted Book Value Per Common Share
June 30, 2007

	Conversion		Conversion
	Multiple /		Amount	Shares		Book Value Per
	Strike Price		(000)	(000)		Common Share

Total shareholders' equity as of June 30, 2007			$1,991,026
Equity from issuance of preferred shares			(167,509)
Book value per common share			$1,823,517	60,077	(a)	$30.35

Preferred shares:
Conversion of preferred shares to common shares	0.8730		167,509	5,020	(b)	0.21

Common share options:
The Travelers Companies, Inc.	27.00		-	1,378		(0.58)
RenaissanceRe	27.00		-	574		(0.25)

Management and directors' options	26.12	(c)	83,995	3,215		(0.19)

Directors' and officers' restricted common share units			-	580		(0.25)

Fully converted book value per common share as of June 30, 2007			$2,075,021	70,844		$29.29

(a) As of June 30, 2007 there were 60,077,313 common shares issued and outstanding.  Included in this number were 81,759 of restricted common shares issued but unvested.
(b) On February 15, 2009, the mandatory conversion date of the preferred shares, each preferred share will automatically convert into a number of common shares based on the volume-weighted average price per common share for the 20 consecutive trading days ending on the third trading day prior to February 15, 2009.  The fully converted book value above has been calculated on this basis assuming a conversion date of June 30, 2007.  However, if any preferred shares are actually tendered for conversion prior to the mandatory conversion date, such shares will convert to common shares at a rate of 0.7874.  If the conversion rate of 0.7874  had been used above, the number of common shares issued in conversion would be 4,528,000.
(c) Weighted average strike price of options with a price below $34.75, the closing share price at June 30, 2007.

See Note on Non-GAAP Financial Measures on page 1.

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows - Summary
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006

Net cash provided by operating activities	$93,920	150,149	213,466	$337,105

Net cash provided by (used in) investing activities	31,092	(11,048)	(132,061)	(443,411)

Net cash provided by (used in) financing activities	(6,189)	1,699	(10,582)	(3,610)

Net increase (decrease) in cash and cash equivalents	$118,823	140,800	70,823	$(109,916)

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows - by Quarter
($ in thousands)

	Three Months Ended
	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006

Net cash provided by operating activities	$93,920	119,546	66,803	122,893	$150,149

Net cash provided by (used in) investing activities	31,092	(163,153)	18,157	(54,769)	(11,048)

Net cash provided by (used in) financing activities	(6,189)	(4,393)	(6,631)	(5,631)	1,699

Net increase (decrease) in cash and cash equivalents	$118,823	(48,000)	78,329	62,493	$140,800

Platinum Underwriters Holdings, Ltd.
Segment Reporting
($ in thousands)

	Three Months Ended June 30, 2007				Three Months Ended June 30, 2006
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$119,226	162,548	5,949	$287,723	$85,624	199,298	24,840	$309,762

Net premiums earned	125,136	163,845	6,937	295,918	113,092	185,073	38,900	337,065

Net losses and LAE	43,242	117,993	3,196	164,431	27,867	127,824	31,773	187,464
Net acquisition expenses	16,264	40,061	502	56,827	21,239	45,168	9,645	76,052
Other underwriting expenses	10,582	6,442	593	17,617	9,006	7,688	1,019	17,713
Total underwriting expenses	70,088	164,496	4,291	238,875	58,112	180,680	42,437	281,229

Segment underwriting income (loss)	$55,048	(651)	2,646	57,043	$54,980	4,393	(3,537)	55,836

Net investment income				54,684				45,348
Net realized gains (losses) on investments				(1,639)				14
Net foreign currency exchange gains				1,416				414
Other expense				(2,206)				(2,324)
Corporate expenses not allocated to segments				(8,491)				(5,679)
Interest expense				(5,456)				(5,450)

Income before income tax expense				$95,351				$88,159

GAAP underwriting ratios:
Loss and LAE	34.6%	72.0%	46.1%	55.6%	24.6%	69.1%	81.7%	55.6%
Acquisition expense	13.0%	24.5%	7.2%	19.2%	18.8%	24.4%	24.8%	22.6%
Other underwriting expense	8.5%	3.9%	8.5%	6.0%	8.0%	4.2%	2.6%	5.3%
Combined	56.1%	100.4%	61.8%	80.8%	51.4%	97.7%	109.1%	83.5%

Statutory underwriting ratios:
Loss and LAE	34.6%	72.0%	46.1%	55.6%	24.6%	69.1%	81.7%	55.6%
Acquisition expense	14.1%	23.3%	11.2%	19.2%	19.5%	24.4%	11.8%	22.1%
Other underwriting expense	8.9%	4.0%	10.0%	6.1%	10.5%	3.9%	4.1%	5.7%
Combined	57.6%	99.3%	67.3%	80.9%	54.6%	97.4%	97.6%	83.4%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting
($ in thousands)

	Six Months Ended June 30, 2007				Six Months Ended June 30, 2006
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$256,880	314,731	15,029	$586,640	$250,888	381,648	(29,496)	$603,040

Net premiums earned	244,846	317,864	18,056	580,766	244,636	358,741	77,989	681,366

Net losses and LAE	105,869	230,375	10,100	346,344	87,695	244,389	62,154	394,238
Net acquisition expenses	32,199	72,096	652	104,947	40,888	86,522	17,881	145,291
Other underwriting expenses	20,610	13,159	1,627	35,396	19,034	14,023	1,944	35,001
Total underwriting expenses	158,678	315,630	12,379	486,687	147,617	344,934	81,979	574,530

Segment underwriting income (loss)	$86,168	2,234	5,677	94,079	$97,019	13,807	(3,990)	106,836

Net investment income				106,383				88,863
Net realized gains (losses) on investments				(1,657)				79
Net foreign currency exchange gains				1,458				689
Other expense				(2,986)				(3,641)
Corporate expenses not allocated to segments				(13,918)				(11,379)
Interest expense				(10,911)				(10,900)

Income before income tax expense				$172,448				$170,547

GAAP underwriting ratios:
Loss and LAE	43.2%	72.5%	55.9%	59.6%	35.8%	68.1%	79.7%	57.9%
Acquisition expense	13.2%	22.7%	3.6%	18.1%	16.7%	24.1%	22.9%	21.3%
Other underwriting expense	8.4%	4.1%	9.0%	6.1%	7.8%	3.9%	2.5%	5.1%
Combined	64.8%	99.3%	68.5%	83.8%	60.3%	96.1%	105.1%	84.3%

Statutory underwriting ratios:
Loss and LAE	43.2%	72.5%	55.9%	59.6%	35.8%	68.1%	79.7%	57.9%
Acquisition expense	13.5%	22.2%	6.1%	18.0%	16.1%	23.9%	65.8%	18.6%
Other underwriting expense	8.0%	4.2%	10.8%	6.0%	7.6%	3.7%	(6.6%)	5.8%
Combined	64.7%	98.9%	72.8%	83.6%	59.5%	95.7%	138.9%	82.3%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment - by Quarter
($ in thousands)

	Three Months Ended
	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006

Net premiums written	$119,226	137,654	91,023	83,018	$85,624

Net premiums earned	125,136	119,710	106,637	97,686	113,092

Net losses and LAE	43,242	62,627	41,024	17,181	27,867
Net acquisition expenses	16,264	15,935	15,122	14,895	21,239
Other underwriting expenses	10,582	10,028	12,245	8,608	9,006
Total underwriting expenses	70,088	88,590	68,391	40,684	58,112

Segment underwriting income	$55,048	31,120	38,246	57,002	$54,980

GAAP underwriting ratios:
Loss and LAE	34.6%	52.3%	38.5%	17.6%	24.6%
Acquisition expense	13.0%	13.3%	14.2%	15.2%	18.8%
Other underwriting expense	8.5%	8.4%	11.5%	8.8%	8.0%
Combined	56.1%	74.0%	64.2%	41.6%	51.4%

Statutory underwriting ratios:
Loss and LAE	34.6%	52.3%	38.5%	17.6%	24.6%
Acquisition expense	14.1%	12.9%	13.7%	15.9%	19.5%
Other underwriting expense	8.9%	7.3%	13.5%	10.4%	10.5%
Combined	57.6%	72.5%	65.7%	43.9%	54.6%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment - by Quarter
($ in thousands)

	Three Months Ended
	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006

Net premiums written	$162,548	152,183	173,725	202,302	$199,298

Net premiums earned	163,845	154,019	191,173	214,427	185,073

Net losses and LAE	117,993	112,382	128,728	149,698	127,824
Net acquisition expenses	40,061	32,035	47,692	54,503	45,168
Other underwriting expenses	6,442	6,717	3,535	9,464	7,688
Total underwriting expenses	164,496	151,134	179,955	213,665	180,680

Segment underwriting income (loss)	$(651)	2,885	11,218	762	$4,393

GAAP underwriting ratios:
Loss and LAE	72.0%	73.0%	67.3%	69.8%	69.1%
Acquisition expense	24.5%	20.8%	24.9%	25.4%	24.4%
Other underwriting expense	3.9%	4.4%	1.8%	4.4%	4.2%
Combined	100.4%	98.2%	94.0%	99.6%	97.7%

Statutory underwriting ratios:
Loss and LAE	72.0%	73.0%	67.3%	69.8%	69.1%
Acquisition expense	23.3%	21.0%	25.3%	25.7%	24.4%
Other underwriting expense	4.0%	4.4%	2.0%	4.7%	3.9%
Combined	99.3%	98.4%	94.6%	100.2%	97.4%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment - by Quarter
($ in thousands)

	Three Months Ended
	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006

Net premiums written	$5,949	9,080	10,825	12,680	$24,840

Net premiums earned	6,937	11,119	17,916	27,496	38,900

Net losses and LAE	3,196	6,904	5,184	24,549	31,773
Net acquisition expenses	502	150	2,824	5,596	9,645
Other underwriting expenses	593	1,034	452	1,991	1,019
Total underwriting expenses	4,291	8,088	8,460	32,136	42,437

Segment underwriting income (loss)	$2,646	3,031	9,456	(4,640)	$(3,537)

GAAP underwriting ratios:
Loss and LAE	46.1%	62.1%	28.9%	89.3%	81.7%
Acquisition expense	7.2%	1.3%	15.8%	20.4%	24.8%
Other underwriting expense	8.5%	9.3%	2.5%	7.2%	2.6%
Combined	61.8%	72.7%	47.2%	116.9%	109.1%

Statutory underwriting ratios:
Loss and LAE	46.1%	62.1%	28.9%	89.3%	81.7%
Acquisition expense	11.2%	2.8%	13.0%	11.7%	11.8%
Other underwriting expense	10.0%	11.4%	4.2%	15.7%	4.1%
Combined	67.3%	76.3%	46.1%	116.7%	97.6%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written - Supplemental Information
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006

Property and Marine
Excess-of-loss	$101,138	59,532	219,886	$176,826
Proportional	18,088	26,092	36,994	74,062
Subtotal Property and Marine	119,226	85,624	256,880	250,888
Casualty
Excess-of-loss	147,690	171,749	282,719	327,490
Proportional	14,858	27,549	32,012	54,158
Subtotal Casualty	162,548	199,298	314,731	381,648
Finite Risk
Excess-of-loss	5,707	19,467	12,407	30,893
Proportional	242	5,373	2,622	(60,389)
Subtotal Finite Risk	5,949	24,840	15,029	(29,496)
Combined Segments
Excess-of-loss	254,535	250,748	515,012	535,209
Proportional	33,188	59,014	71,628	67,831
Total	$287,723	309,762	586,640	$603,040

	Three Months Ended		Six Months Ended
	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006
Property and Marine
United States	$70,854	66,654	146,313	$146,560
International	48,372	18,970	110,567	104,328
Subtotal Property and Marine	119,226	85,624	256,880	250,888
Casualty
United States	142,380	186,984	272,607	338,639
International	20,168	12,314	42,124	43,009
Subtotal Casualty	162,548	199,298	314,731	381,648
Finite Risk
United States	5,783	18,369	14,769	(39,446)
International	166	6,471	260	9,950
Subtotal Finite Risk	5,949	24,840	15,029	(29,496)
Combined Segments
United States	219,017	272,007	433,689	445,753
International	68,706	37,755	152,951	157,287
Total	$287,723	309,762	586,640	$603,040

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Three Month Summary
($ in thousands)

	Three Months Ended June 30, 2007			Three Months Ended June 30, 2006
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$6,366	6,366	6,366	16,642	16,642	$20,365
North American Property Catastrophe	37,056	31,770	33,373	30,006	17,633	22,172
North American Property Risk	23,399	22,233	20,463	26,963	23,220	25,049
Other Property	11,228	11,228	11,170	9,160	9,159	9,505
Marine / Aviation Proportional	3,385	3,385	1,250	(3,496)	(2,610)	762
Marine / Aviation Excess	11,596	11,497	11,381	7,897	6,969	7,936
International Property Proportional	8,399	8,399	8,751	9,814	9,813	5,984
International Property Catastrophe	18,542	18,382	26,214	3,047	2,643	16,729
International Property Risk	5,966	5,966	6,168	2,155	2,155	4,590
Subtotal	125,937	119,226	125,136	102,188	85,624	113,092

Casualty
Clash	5,817	5,817	5,655	5,819	5,819	6,359
1st Dollar GL	5,101	5,101	6,810	10,333	10,333	11,004
1st Dollar Other	281	281	1,049	504	504	672
Casualty Excess	113,862	113,861	116,916	149,560	149,560	126,557
Accident & Health	14,133	14,106	11,133	12,302	12,302	18,651
International Casualty	12,575	12,575	12,112	5,570	5,570	9,661
International Motor	887	887	1,071	520	519	838
Financial Lines	9,920	9,920	9,099	14,691	14,691	11,331
Subtotal	162,576	162,548	163,845	199,299	199,298	185,073

Finite Risk
Finite Property	362	362	362	6,016	2,298	2,989
Finite Casualty	5,587	5,587	6,575	22,534	22,534	35,903
Finite Accident & Health	-	-	-	8	8	8
Subtotal	5,949	5,949	6,937	28,558	24,840	38,900

Total	$294,462	287,723	295,918	330,045	309,762	$337,065

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business - Six Month Summary
($ in thousands)

	Six Months Ended June 30, 2007			Six Months Ended June 30, 2006
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$14,310	14,310	13,944	41,863	41,863	$48,879
North American Property Catastrophe	76,133	67,823	65,066	63,426	33,716	45,516
North American Property Risk	45,235	42,007	39,690	54,663	44,999	49,647
Other Property	22,916	22,916	21,450	25,982	25,982	25,749
Marine / Aviation Proportional	6,347	6,347	2,594	(1,463)	(598)	3,400
Marine / Aviation Excess	18,577	18,477	17,999	17,630	16,727	15,147
International Property Proportional	19,175	19,175	19,425	22,015	22,015	10,904
International Property Catastrophe	56,078	54,868	54,015	70,674	51,795	36,230
International Property Risk	10,957	10,957	10,663	14,389	14,389	9,164
Subtotal	269,728	256,880	244,846	309,179	250,888	244,636

Casualty
Clash	12,355	12,355	12,007	13,662	13,662	13,321
1st Dollar GL	6,117	6,117	12,667	23,966	23,966	22,172
1st Dollar Other	1,554	1,554	2,283	1,519	1,519	1,698
Casualty Excess	217,922	217,921	223,300	261,134	261,134	239,177
Accident & Health	29,342	29,288	24,097	25,261	25,261	36,050
International Casualty	24,654	24,654	23,767	26,566	26,566	20,957
International Motor	2,003	2,007	2,046	1,906	1,923	1,736
Financial Lines	20,835	20,835	17,697	27,617	27,617	23,630
Subtotal	314,782	314,731	317,864	381,631	381,648	358,741

Finite Risk
Finite Property	(1,738)	204	204	10,521	6,663	6,036
Finite Casualty	14,825	14,825	17,852	(36,650)	(36,650)	71,462
Finite Accident & Health	-	-	-	491	491	491
Subtotal	13,087	15,029	18,056	(25,638)	(29,496)	77,989

Total	$597,597	586,640	580,766	665,172	603,040	$681,366

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006

Key Ratios

Combined ratio (%)	80.8%	87.0%	81.3%	84.4%	83.5%

Invested assets to shareholders' equity ratio	2.22:1	2.26:1	2.28:1	2.36:1	2.45:1

Debt to total capital (%)	12.8%	13.1%	13.6%	14.2%	15.2%

Net premiums written (annualized) to shareholders' equity	0.58	0.62	0.59	0.67	0.76

Share Data
Book value per common share (a)	$30.35	$29.58	$28.33	$26.93	$24.71

Common shares outstanding (000's)	60,077	59,826	59,672	59,639	59,546

Market Price Per Common Share
High	$35.71	$32.76	$31.41	$31.11	$30.00
Low	31.63	29.81	29.51	27.34	26.14
Close	$34.75	$32.08	$30.94	$30.83	$27.98

Industry Ratings
Financial Strength Rating
A.M. Best Company, Inc.	A	A	A	A	A
Counterparty Credit Ratings (senior unsecured)
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB	BBB	BBB	BBB	BBB

Supplemental Data
Total employees	153	155	160	155	153

See Note on Non-GAAP Financial Measures on page 1
(a) Book value per common share is based on shareholders' equity, excluding capital attributable to preferred shares, and actual common shares outstanding including unvested restricted common shares.  Unvested restricted common shares were as follows:
June 30, 2007 - 81,759; March 31, 2007 - 81,759; December 31, 2006 -  86,937; September 30, 2006 - 93,080; June 30, 2006 - 97,252

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)
	June 30, 2007		December 31, 2006
	Fair Market	Weighted Average	Fair Market	Weighted Average
	Value	Book Yield	Value	Book Yield

Securities
U.S. Government	$152,690	4.4%	$153,794	4.4%
Corporate bonds	1,643,080	4.8%	1,527,211	4.5%
Mortgage-backed and asset-backed securities	1,327,169	5.1%	1,328,967	5.1%
Municipal bonds	210,285	3.2%	197,598	3.0%
Foreign governments and states	142,269	4.0%	127,075	3.9%
Total Fixed Maturities	3,475,493	4.8%	3,334,645	4.6%
Preferred Stocks	10,180	6.3%	10,772	5.1%
Total	$3,485,673	4.8%	$3,345,417	4.6%

	June 30, 2007		December 31, 2006
	Amount	% of Total	Amount	% of Total
Credit Quality of Investment Grades*
Aaa	$2,358,384	67.7%	$2,068,357	61.8%
Aa	532,672	15.3%	512,978	15.3%
A	485,601	13.9%	670,974	20.1%
Baa	109,016	3.1%	93,108	2.8%
Total	$3,485,673	100.0%	$3,345,417	100.0%

Credit Quality
Weighted average credit quality	Aa1		Aa2

* Rated using external rating agencies (primarily Moody's).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments - by Country
($ in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2007	June 30, 2006	June 30, 2007	June 30, 2006

Net Realized Capital Gains (Losses)
United States	$(103)	15	(103)	$79
United Kingdom	(1,095)	-	(1,095)	(2)
Bermuda	(441)	(1)	(459)	2
Total	$(1,639)	14	(1,657)	$79

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and LAE
($ in thousands)

	Analysis of Losses and LAE
	Six Months Ended June 30, 2007 (a)				Year Ended December 31, 2006 (b)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %

Paid losses and LAE	$317,759	3,725	$314,034	90.7%	$752,093	31,504	$720,589	94.7%
Change in unpaid losses and LAE	20,504	(11,806)	32,310		26,743	(13,270)	40,013
Losses and LAE incurred	$338,263	(8,081)	$346,344		$778,836	18,234	$760,602

	Analysis of Unpaid Losses and LAE

	As of June 30, 2007				As of December 31, 2006
	Gross	Ceded	Net	%	Gross	Ceded	Net	%

Outstanding losses and LAE	$708,687	21,346	$687,341	29.1%	$719,847	21,597	$698,250	30.0%
Incurred but not reported	1,684,985	9,204	1,675,781	70.9%	1,648,635	20,658	1,627,977	70.0%
Unpaid losses and LAE	$2,393,672	30,550	$2,363,122	100.0%	$2,368,482	42,255	$2,326,227	100.0%

(a) Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate movements of $ 4,686 and $ 101, respectively

(b) Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate movements of $17,749 and $190, respectively

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions
($ in thousands)

	Three Months Ended June 30, 2007				Three Months Ended June 30, 2006
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$11,909	2,010	4,361	18,280	21,276	(8)	(3,710)	$17,558
Net premium adjustments related to loss development	-	-	-	-	-	-	-	-
Net commission adjustments related to loss development	249	(607)	(2,005)	(2,363)	(682)	-	(134)	(816)
Net favorable (unfavorable) development	12,158	1,403	2,356	15,917	20,594	(8)	(3,844)	16,742

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	6,847	23	(535)	6,335	(1,268)	-	-	(1,268)
Net premium adjustments related to loss development	(369)	-	310	(59)	(2,131)	-	-	(2,131)
Net commission adjustments related to loss development	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	6,478	23	(225)	6,276	(3,399)	-	-	(3,399)

Total net favorable (unfavorable) development	$18,636	1,426	2,131	22,193	17,195	(8)	(3,844)	$13,343

	Six Months Ended June 30, 2007				Six Months Ended June 30, 2006
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$12,977	3,407	5,226	21,610	30,446	894	(5,975)	$25,365
Net premium adjustments related to loss development	-	-	-	-	-	-	-	-
Net commission adjustments related to loss development	465	1,583	(2,302)	(254)	(1,024)	1,434	325	735
Net favorable (unfavorable) development	13,442	4,990	2,924	21,356	29,422	2,328	(5,650)	26,100

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	13,974	23	1,585	15,582	(13,054)	-	(380)	(13,434)
Net premium adjustments related to loss development	(959)	-	109	(850)	(692)	-	124	(568)
Net commission adjustments related to loss development	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	13,015	23	1,694	14,732	(13,746)	-	(256)	(14,002)

Total net favorable (unfavorable) development	$26,457	5,013	4,618	36,088	15,676	2,328	(5,906)	$12,098

Platinum Underwriters Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses
As of June 30, 2007
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period			100 Year Return Period		250 Year Return Period
Zones	Perils	Estimated Gross Loss		Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss

United States / Caribbean	Hurricane	$217		209	390	376	499	$475
United States	Earthquake	115		115	353	312	413	384
Pan-European	Windstorm	165		165	333	333	387	387
Japan	Earthquake	11		11	97	97	231	231
Japan	Typhoon	$6		6	85	73	125	$105

Indicative Catastrophe Scenarios

Catastrophe Scenarios		Estimated Company Net Loss Interquartile Range

Category 3 U.S. / Caribbean Hurricane		$15	-	52
Category 4 U.S. / Caribbean Hurricane		20	-	124
Magnitude 6.9 California Earthquake		0	-	13
Magnitude 7.5 California Earthquake		$2	-	84

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, and personal accident contracts using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are before income tax and net of reinstatement premiums.  Net loss estimates are before income tax, net of reinstatement premiums, and net of retrocessional recoveries.  Ranges shown for indicative catastrophe scenarios are interquartile reflecting the middle 50% of indications.  That is, 25% of indications fall below the low end of a given range and 25% of indications fall above the high end of that range.  Thus, an actual event may produce losses that fall materially outside the indicated ranges.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.